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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):    November 19, 1998
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                         La Jolla Pharmaceutical Company
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                      0-24274                  33-0361285
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 (State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)               File Number)          Identification No.)


 6455 Nancy Ridge Drive, San Diego, California                       92121
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   (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code:   (619) 452-6600
                                                          ----------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Total of sequentially numbered pages:  3

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ITEM 5. OTHER EVENTS
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        On November 19, 1998, the board of directors of La Jolla Pharmaceutical
Company (the "Corporation") adopted a stockholder rights plan.

ITEM 7. OTHER EVENTS
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        Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

          EXHIBIT          DESCRIPTION
          -------          -----------

            99.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of December 3, 1998 between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company.

            99.2 La Jolla Pharmaceutical Company press release of November 25, 1998 regarding La Jolla Pharmaceutical Company's adoption of a stockholder rights plan.

            99.3 Form of letter to be sent to stockholders announcing the adoption of a new stockholder rights plan and transmitting the Summary of the Rights.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            La Jolla Pharmaceutical Company



Date:  December 4, 1998                     By: /s/ WOOD C. ERWIN
                                               ---------------------------------
                                               Wood C. Erwin
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT          DESCRIPTION
-------          -----------

  99.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of December 3, 1998 between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company.

  99.2 La Jolla Pharmaceutical Company press release of November 25, 1998 regarding La Jolla Pharmaceutical Company's adoption of a stockholder rights plan.

  99.3 Form of letter to be sent to stockholders announcing the adoption of a new stockholder rights plan and transmitting the Summary of the Rights.